                                                                   EXHIBIT 99.19

                            [VERSO TECHNOLOGIES LOGO]

                            VERSO TECHNOLOGIES, INC.
                            MASTER SERVICE AGREEMENT

This Agreement ("Agreement") is made as of January 21, 2005 by and between Verso Technologies, Inc. ("Verso"), with an address of 400 Galleria Parkway, Suite 300, Atlanta, GA 30339 and NACT Acquisition, Inc. ("Customer"), with an address of 191 West 5200 North, Provo, UT, 84604

The parties agree as follows:

1. SCOPE OF AGREEMENT. Verso and Customer have agreed that Verso shall perform certain transition and call center services for Customer in connection with Customer's acquisition of assets from Verso and its affiliated entities pursuant to an Asset Purchase Agreement of even date herewith. The services to be performed by Verso are set forth in one or more Statements of Work each signed by both parties and attached as exhibits to this Agreement (collectively, the "SOWs" or individually, the "SOW"). This Agreement shall govern the SOWs and all services performed thereunder. In the event of a conflict between an SOW and this Agreement, this Agreement shall govern.

2. PERFORMANCE OF SERVICES. Subject to the terms and conditions of this Agreement, Verso agrees to perform the services set forth in the SOWs and Customer agrees that Verso is authorized to perform such services for Customer.

3. PAYMENT TERMS. Verso shall invoice Customer as provided in each SOW. If the SOW does not include invoice and payment provisions, (a) Verso shall invoice Customer on a monthly basis for all service performed under the SOW, and (b) payment shall be made by Customer no later than 30 days after the date of the invoice. Under all SOWs, Customer shall be responsible for paying all sales, use, value-added, and excise taxes in connection with the services.

4. LATE CHARGES. Late payments under all SOWs will bear a late charge of one and one-half (1.5) percent per month until paid. Customer shall pay all of Verso's costs incurred to collect delinquent payments under any SOW, including reasonable attorneys' fees.

5. OUT OF POCKET EXPENSES. Customer shall pay out-of-pocket expenses of Verso as set forth in the SOWs. Such amounts shall be due 30 days after the date of invoices issued therefore.

6.    WARRANTIES AND LIABILITY.

      VERSO WARRANTS THAT WORK WILL BE PERFORMED IN A PROFESSIONAL AND WORKMANLIKE MANNER CONSISTENT WITH INDUSTRY STANDARDS AND SUBSTANTIALLY IN ACCORDANCE WITH THE DESCRIPTION SET FORTH IN THE SOW.

      CUSTOMER ACKNOWLEDGES AND AGREES THAT THE WARRANTY SET FORTH ABOVE IS THE ONLY WARRANTY MADE TO CUSTOMER WITH REGARD TO THE SERVICES UNDER THE SOWS AND THIS AGREEMENT, AND THAT SUCH WARRANTY IS MADE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      VERSO SHALL NOT BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS, OR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST DATA) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. VERSO'S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT, THE SOWS, OR THE SERVICES, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAID BY PURCHASER TO VERSO UNDER THIS AGREEMENT FOR THE TWELVE MONTH PERIOD PRIOR TO THE DATE THE CLAIM

      ACCRUED. MULTIPLE CLAIMS SHALL NOT EXPAND THIS LIMITATION. THIS SECTION SHALL BE GIVEN FULL EFFECT EVEN IF THE WARRANTY PROVIDED IN THIS SECTION IS DEEMED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

7. TERMINATION. This Agreement shall be effective upon completion or termination of all of the SOWs entered into under this Agreement. The term of each SOW shall be as set forth in the SOW. A party may terminate this Agreement effective upon 30 days' written notice if the other party is in breach of any term of this Agreement and fails to cure such breach within the 30 day notice period. Failure to pay invoices on a timely basis under an SOW two times or more in any 12-month period shall be grounds for immediate termination of this Agreement by Verso. Termination of this Agreement shall result in termination of all of the SOWs then in effect. If Verso terminates this Agreement as provided in this paragraph, Verso shall be entitled to payment of all amounts owed under this Agreement on all SOWs through the effective date of termination, including, without limitation, any applicable late fees.

8. RELATIONSHIP OF PARTIES. Verso is an independent contractor of the Customer.

9. CONFIDENTIALITY. Each party acknowledges that it may be exposed to confidential and proprietary information of the other party including, without limitation, software products and other technical information, functional and technical specifications, and other information labeled as confidential or proprietary information ("Confidential Information"). Confidential Information does not include information already known or independently developed by the recipient or information in the public domain through no wrongful act of the recipient, or information received by the recipient from a third party who was free to disclose it. Each party agrees not to divulge, disclose, or communicate in any manner any Confidential Information to any third party without the prior written consent of the other party and to use the Confidential Information only for purposes of performing under this Agreement. Each party will protect the Confidential Information of the other party and treat it as confidential for a period of 3 years after it was disclosed. All data and information regarding the calls processed by the call center shall be considered the Confidential Information of the Customer and copies shall be delivered to Customer upon its request.

10. UNAUTHORIZED DISCLOSURE OF INFORMATION. If either party has disclosed (or has threatened to disclose) Confidential Information in violation of this Agreement, the other party shall be entitled to seek an injunction to restrain the violating party from disclosing, in whole or in part, such Confidential Information. Such equitable relief shall not limit the parties' ability to pursue other remedies, including a claim for losses and damages.

11. SURVIVAL AFTER TERMINATION. The following provisions of this Agreement shall survive the termination or expiration of this Agreement: 6, 7, 9, 10 and 11.

12. NOTICES. All notices required or permitted under this Agreement shall be in writing and shall be deemed delivered when delivered in person or 3 days after deposited in the United States mail, sent via certified mail, addressed as follows:

Company:
                                               Customer:
        Contract Administrator
        Verso Technologies, Inc.                       NACT Acquisition, Inc
        400 Galleria Parkway, Suite 300                192 West 5200 North
        Atlanta, GA 30339                              Provo, UT 84604

      Either party may change such address from time to time by providing written notice to the other in the manner set forth above.

13. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the performance of the services in the SOWs. This Agreement may not be assigned by either party without the other party's prior written consent, not to be unreasonably withheld or delayed.

14. AMENDMENT. This Agreement can only be modified by a written Agreement duly signed by both parties. Each SOW can only be modified in accordance with the provisions set forth in the SOW. No oral statements, before or after the date of this Agreement, shall have the effect of in any way expending the warranties contained herein, or of modifying the limitation of liabilities contained herein.

15. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

16. WAIVER. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

17. FAX COUNTERPARTS. A facsimile of this Agreement and notices sent according to any notice identified therein, shall be treated as "original" documents.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without regard to conflict of laws principles.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

VERSO TECHNOLOGIES, INC.                    NACT ACQUISITION, INC.

By:  /s/ Juliet M. Reising                 By:  /s/ Christian P. Michalik
     --------------------------------           --------------------------------
Name: Juliet M. Reising                    Name: Christian P. Michalik
      -------------------------------            -------------------------------
Title: Executive Vice President and        Title:  Vice President
       Chief Financial Officer                   -------------------------------
      -------------------------------
Date: 1/21/2005                            Date:  1/21/2005
      -------------------------------             ------------------------------

                      EXHIBIT A TO MASTER SERVICE AGREEMENT
                   STATEMENT OF WORK FOR CALL CENTER SERVICES

GENERAL DESCRIPTION OF WORK

SERVICES

      Verso will provide a call center outsourced solution utilizing Verso's call center located at 400 Galleria Parkway in Atlanta, Georgia. Services Verso will provide to NACT under this SOW are:

            -     Call Center Services

            -     Account Management

TOOLS/RESOURCES

      1.    NACT CRM System (Clientele) (provided by NACT)

      2.    NACT's Customer Information Spreadsheet (provided by NACT)

      3.    Internet Access (provided by Verso)

      4.    Reference Manuals (provided by NACT)

      5.    Training Materials (provided by NACT)

      6.    NACT's Knowledgebase Material (provided by NACT)

      7.    WebConnect Internet CS system (provided by NACT)

GENERAL ASSUMPTIONS

      1. This SOW supersedes all pre-existing SOWs, proposals, summaries and addendums relating to the provision of call center and account management services. Any modifications or changes to this SOW must follow the change control process defined in section 5.2.

      2. Every six months, Verso will provide an operations activity summary and process and procedure flow charts for the designated services called out in this Statement of Work.

      3. This SOW assumes an average monthly call volume of 1200 calls which includes NACT and Yahoo. If the call volume exceeds this level, the parties will enter into a change order as provided in section 5.2.

      4. This SOW assumes approximately 5 minute average handle time per call. If the average handle time exceeds this level, the parties will enter into a change order as provided in section 5.2.

      5. The Service Level Agreements in this SOW (SLAs) shall not apply when failure to meet them is caused by the acts or omissions of NACT or its manufacturers, vendors, or carriers.

      6. The SLAs shall not apply when failure to meet them is caused by acts of God or other issues outside of the control of Verso, or by NACT outages and communication downtime.

      7. Verso will provide a work force to meet the provisioning of services and attainment of SLAs contained in each of the service categories in this SOW. The Operations Director will manage the daily re-allocation of excess capacity and re-deployment to cover over capacity categories.

      8. Verso management and NACT management personnel will mutually develop a training curriculum for inclusion in the Verso Standard Operation Procedure (SOP) orientation guides that will provide guidance to the support personnel and ensure coverage of all potential escalation issues.

      9. Verso will hold all responsibility for selection and management of Verso personnel necessary to fulfill the scope contained in the SOW.

      10. NACT will provide all information and access to knowledge holders required for Verso to fulfill the scope contained in this SOW.

      11. NACT will provide support for NACT owned telephony system and Customer Information Spreadsheet.

      12. Verso services, described in this SOW, are limited to the United States, District of Columbia and Canada. However, the Verso Help Desk function will accept calls from outside the U.S. where the English language and Spanish language are the consistent medium of communication.

      13. Verso requires 30 days advance notice to contract for additional personnel to handle additional responsibilities which are not defined in this SOW and where increased call volume is anticipated. Any requirement for additional personnel will be handled through the change control process identified in section 5.2 of the SOW.

      14. NACT will provide Verso reasonable network and system access to perform assigned duties.

      15. Verso and NACT will mutually develop and maintain procedural and reference documentation.

VERSO HOURS OF OPERATION

      1.    General

                  a. Unless noted otherwise, standard hours are 8:00 a.m. to 5:00 p.m. EST, Monday though Friday, excluding Verso observed holidays

      2.    Exceptions

 Function                                    Exception
 --------                                    ---------
Call Center                           7x24 coverage required

VERSO OBSERVED HOLIDAYS

      New Year's Day            Memorial Day

      Independence Day          Labor Day

      Thanksgiving Day          Day after Thanksgiving Day

      Christmas Eve Day         Christmas Day

CALL CENTER

DESCRIPTION OF SERVICE - CALL CENTER

      Verso will provide on-site Call Center personnel at Verso's location in Atlanta, GA. These personnel will provide a single-point-of-contact (SPOC) for clients to access the services contained in this SOW.

      Verso Help Desk support agents will provide first calls acceptance for NACT's customers, as they call for customer services as provided by NACT under their support contacts. Verso Help Desk will enter the customers request into NACT's Clientele trouble ticket management system, and then based upon the severity of the issue, transfer the call directly to NACT's customer service personnel or mainline operator during NACT's CS operating hours or to the on-call personnel in after hour situations. Verso Help Desk will also provide Customer Services for Yahoo/Moneygram customer as outlined in the current Viewing Yahoo! Account Information document.

TOOLS - CALL CENTER/RESOURCES

      1. Interactive Voice Response Unit (IVRU) - Call routing system (provided by Verso).

      2.    NACT CRM System (Clientele) (provided by NACT)

      3.    System reference manuals (provided by NACT).

      4.    ACD phones (provided by Verso)

      5.    Knowledgebase (provided by Verso)

      6.    Internet Access (provided by Verso)

      7.    NACT's Customer Information Spreadsheet (provided by NACT)

      8.    WebConnect Internet CS system (provided by NACT)

KEY ASSUMPTIONS - CALL CENTER

      1.    Average call handle time is 5 minutes.

      2. Verso will implement a new call flow process including call escalation to a subject matter expert on the Help Desk after five minutes' call duration average. This will be done to achieve call resolution goals.

TECHNOLOGY IMPLEMENTATION ASSUMPTIONS

      1. Verso will not implement significant technology initiatives within six months of contract signature.

      2. NACT will own all knowledge base data relating to its products under this SOW.

      3. NACT will maintain ownership of its existing technology and any technology implemented at NACT's expense for the duration of this contract.

RESPONSIBILITY MATRIX - CALL CENTER

                                Help Desk                                  Verso       NACT
                                ---------                                  -----       ----
1.   Provide ACD system to receive all client calls and ongoing              X
     maintenance and support

2.   Provide IVRU call routing system.                                       X

3.   Provide IVRU voice programming and ongoing functionality                X

4.   Develop and maintain support agent scripts.                             X          X

5.   Develop and maintain call flow and escalation processes.                X          X

6.   Provide analysts software that is required to perform the                          X
     assigned duties.

7.   Develop and maintain procedural and reference documentation             X          X
     (overall Help Desk operations).

8.   Knowledge base implementation/management                                X          X

9.   Develop, maintain and produce reporting as defined in SOW               X          X

10.  Provide and maintain call management software to monitor                X
     ACD activity.

SERVICE LEVEL SPECIFICATIONS

                                                                         MINIMAL ACCEPTABLE LEVEL
CALL CENTER SLAS                     DESCRIPTION OF SLA                       OF PERFORMANCE               RESOURCE RANGE
----------------                     ------------------                       --------------               --------------
Answer time                   The average time it takes a Help Desk      Target - 100%                           N/A
                              Analyst to answer an inbound ACD
      Average answer          call. The SLA is valid as long as the      Minimally acceptable - 95%
      speed of                inbound call volume to the Verso Help
      180 seconds             Desk does not exceed 150 calls per day.    Unacceptable - <90%
                              SLA measurements based on monthly data.

Abandonment Rate              Percentage of caller that hang up          Target - 100%                           N/A
                              prior to speaking with agent
      Less than 10%                                                      Minimally acceptable - 95%

                                                                         Unacceptable - <90%

SLAS MEASURED AND REPORTED MONTHLY.

CALL FLOW

                                  [FLOW CHART]

ACCOUNT MANAGEMENT

DESCRIPTION OF SERVICE - ACCOUNT MANAGEMENT

      Verso will provide an Account Manager to the NACT account, to be located at the Verso campus.

SUMMARY OF ACTIVITIES - ACCOUNT MANAGEMENT

      ACCOUNT MANAGER

      1.    Single point of contact for relationship management.

      2.    Issue escalation and resolution.

      3.    Change management authority.

      4.    Interface to Verso senior executive management.

      OPERATIONS MANAGER

      1.    Management of service delivery.

      2.    Developing and delivery of training.

      3.    Ensuring compliance with Verso and NACT standards.

      4.    Development of procedures to achieve quality and SLAs.

      5.    Define escalation policy and practices for problem resolution.

      6.    Reporting on team performance.

      7.    Personnel management.

      8.    Developing and implementing process improvement plans.

      9.    Management of facilities and security.

      10.   Development and maintenance of operational procedures.

      11.   Management of Verso capital assets.

      12.   Management of third party relationships.

      13. Development and implementation of resource allocation and scheduling plan.

      SUPERVISORS

      1.    Policy and procedures compliance management.

      2.    Direct management of technical support resources.

      3.    Management of training certifications and scheduling.

      4.    Management of quality and SLAs.

      5.    Management of resource allocation and scheduling.

      6.    Management of escalation issues.

      7.    Ensures operation consistency of service.

      8.    Prepare and deliver prescribed reporting.

      9.    Attends roll call and escalation meetings.

RESPONSIBILITY MATRIX - ACCOUNT MANAGEMENT

                     Account Management                         Verso           NACT
                     ------------------                         -----           ----
1.    Provide a single-point-of-contact for policy
      creation and resolution of escalated issues.                X              X

2.    Provide functional group interface for Verso line
      managers.                                                                  X

3.    V.P. of Business Development is responsible for
      Operational Excellence and Success at NACT.                 X

4.    Conduct Quarterly account reviews with appropriate
      parties.                                                    X

5.    Provide performance score sheets based on Service
      level attainment on a monthly basis.                        X

SERVICE IMPLEMENTATION

DESCRIPTION OF SERVICE - SERVICE IMPLEMENTATION

      Verso will provide implementation services required to establish the outsourced offering described in sections 4 and 5.

SUMMARY OF ACTIVITIES - SERVICE IMPLEMENTATION

      1.    Acquire/Develop support documentation.

      2.    Become familiar with NACT products and offerings.

      3.    Understand and refine escalation requirements.

      4.    Identify third party resources required to complete tasks.

      5.    Establish call routing scheme.

      6.    Define ACD reporting.

      7.    Establish telephony access from provider.

      8. Educate training and support staff on products and documented procedures.

      9.    Test documented processes.

6.3   RESPONSIBILITY MATRIX - SERVICE IMPLEMENTATION

                        Service Implementation                                 Verso         NACT
                        ----------------------                                 -----         ----
1.    Identify Agent Skills Required (Technical, Language)                                    X

2.    Provide any support FAQ's                                                               X

3.    Identify a Trainer                                                         X            X

4.    Identify best training strategy (lead agent, onsite, etc.)                 X            X

5.    Create Training Aids                                                       X            X

6.    Provide Training Materials                                                              X

7.    Ensure Knowledge Transfer to Knowledgebase                                 X

8.    Provide test accounts for training and testin                              X            X

9.    Provide any tools/software needed to analyst to perform duties             X            X

10.   Identify best method to connect to current technologies                    X            X

11.   Provide access to current technologies Passwords                                        X

12.   Identify any licensing issues                                              X            X

13.   Outline Knowledgebase owner/administration                                 X            X

14.   Outline telephony requirements/needs 800#, Local ANI,                      X            X
      Porting Issues for existing number, etc...

15.   Identify IVRU functionality                                                X

16.   Establish recordings/verbiage to be used                                   X            X

17.   Channel Contact Requirements and Information (Email, Fax, Chat)            X            X

18.   Identify any technology needed for off hours support                       X            X
      (routing, recordings etc)

19.   Identify any CRM needs                                                     X            X

20.   Identify any CTI needs                                                     X            X

21.   Identify any tools/software needed to perform duties                       X            X

22.   Define Levels of Support                                                   X            X

23.   Define Hardware to be supported (include limit of support)                 X            X

24.   Define Software to be supported (include limit of support)                 X            X

25.   Identify Points of Contact                                                 X            X

26.   Establish escalation procedures (Customer Escalations)                     X            X

27.   Establish escalation procedures (Misrouted Calls Escalations)              X            X

28.   Establish escalation procedures (Technical Escalations)                    X            X

29.   Establish escalation procedures (Vendor Escalations)                       X            X

30.   Outline specific call flows i.e. level 1 level 2 level 3 etc...            X            X

31.   Develop Agent Scripts                                                      X            X

CHANGE CONTROL PROCESS

      A Change control form must be completed for changes, requested by either Verso or NACT, from what is detailed in this SOW. To become effective, the form must be signed by both parties. The Verso Account Manager has the responsibility for managing changes for the required scope, cost, schedule and quality of work. A sample of the change control form to be completed is included in this section.

      The following chart outlines Verso's approval for change control.


            Verso

      Sr. VP, Advanced Application Services

      Chief Financial Officer, Verso Technologies, Inc.

VERSO/NACT CHANGE CONTROL FORM (SAMPLE)

CHANGE REQUEST #: _________________

PROJECT:           _____________________  PROJECT MANAGER: _____________________

CUSTOMER IMPACTED: _____________________  DATE SUBMITTED:  _____________________

TYPE OF CHANGE:

SERVICE LEVEL       SCOPE OF SERVICE      OPERATION/ PROCEDURES    OTHER

                                                                   _____________

REQUESTED BY               CUSTOMER CONTACT           DELIVERY MANAGER

NAME___________________    NAME___________________    NAME _____________________

STATE CURRENT SERVICE __________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PROPOSED CHANGE ________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IMPACT STATEMENT _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


IMPLEMENTATION DATE   ESTIMATED IMPLEMENTATION    APPROVAL  INT______ YES   NO

  ___/___/___         DAYS 30-60-90 OTHER______

SIGNATURE <CLIENT>

                  __________________________________________DATE ___/___/___/

SIGNATURE OUTSOURCE VENDOR MANAGEMENT

                  __________________________________________DATE ___/___/___/

CHANGE CONTROL PROCESS

All requests for changes to the Deliverables or delivery schedules are subject to the procedures set out in this section.

A. Customer may request change to the Deliverables or delivery schedules in accordance with the following procedures:

B. Using the Change Request attached to this Statement of Work, Customer shall notify Verso in writing of a requested change specifying the change with sufficient details to enable Verso to evaluate it ("Change Request").

C. Within 14 days following the date of receipt of such a Change Request, Verso shall provide to Customer a preliminary estimate at the then current standard rates that Verso charges for services of a similar nature and payment terms shall be in accordance with the Master Services Agreement.

D. Within the timeframe specified in the preliminary estimate ("Response Period") Customer will notify Verso in writing whether or not to proceed with Change Request. If Customer notifies Verso in writing not to proceed within the Response Period, then the Change Request shall be deemed withdrawn and Verso shall take no further action. If Verso has not received any notice within the Response Period, then Customer shall be deemed to have advised Verso not to proceed.

E. If Customer notifies Verso in writing to proceed with the Change Request within the Response Period, Verso will prepare a Change Control Document in accordance with the Preliminary Estimate which: (i) assesses the impact of the change on the total cost of the applicable deliverables, delivery schedules, other deliverables and any other areas which in the opinion of Verso are likely to be affected by the requested change; and (ii) incorporates a description of the requested change and its cost.

F. The price stated in the Change Control Document shall be deemed increases to any limit of maximum expenditure specified in this Agreement or the Schedules.

TERMS AND CONDITIONS

    SERVICE PRICING ASSUMPTIONS

      1.    Implementation charge: No Charge

      2.    Monthly Support Fee (see chart below)

 MONTHLY
 VOLUME          MONTHLY          OVER MINIMUM
(MINUTES)          FEE          PRICE PER MINUTE
  3500           $3,500               $1.00

      3. The term of the agreement will be one (1) year with automatic renewal if not terminated 60 days prior to renewal date. Verso may increase the monthly service fee for a new service year if it provides NACT with notice of the new pricing 90 days prior to the renewal date.

      4.    All telecom charges will be paid by NACT.

      5. All monthly service fees will be paid in advance. Overages will be billed in the following month.

      6. Payment for the base contracted services will be NET (30) from the date of a invoice. NACT will continuously strive to pay NET fifteen
            (15) when possible. NACT will pay one and a half percent on all past due invoices and will be included on the following months invoice.

    BILLING PROCESS

      1. Call Center and Account Management services are included in the per month fee and will be billed monthly.

      2. Upon approval, the Accounts Payable Agent processes the check and mails it using U.S. Mail to Verso's Lock Box.

STATEMENT OF WORK APPROVAL

The signature below of an authorized Customer representative indicates acceptance of the terms and conditions of this SOW by Customer. A signature by an authorized Verso representative below indicates Verso's agreement to perform the defined work under the terms of this SOW.

AGREED TO:                                AGREED TO:

      NACT ACQUISITION, INC.              VERSO TECHNOLOGIES, INC.

By: /s/ Eric Gurr                         By: /s/ Juliet M. Reising
    -----------------------------            -----------------------------
          (Authorized Signature)                    (Authorized Signature)

Name:  Eric Gurr                          Name: Juliet M. Reising
       --------------------------               --------------------------

(Print)

Title: Chief Executive Officer            Title: Executive Vice President and
       --------------------------                Chief Executive Officer
                                                 -------------------------

Date: 1/21/2005                           Date: 1/21/2005

PRODUCT LISTING

NACT Pre-Paid Platform

NTS

YAHOO/Moneygram Pre-paid customer service.